EXHIBIT 10.1

CONFIDENTIAL TREATMENT REQUESTED – CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION. THE OMITTED PORTIONS HAVE BEEN REPLACED WITH “[***].”

Change Management Form #1 to Statement of Work #5

Statements of Work (“SOW”): Support.com, Inc. (“Vendor”) Xfinity Home Special Project Number 2, SOW #5 dated March 18, 2015 (“SOW #5”), under Master Services Handling Agreement dated October 1, 2013.	PCR No.:
Originator: Joy Park	Date: April 17, 2015
Department: NCO	Phone #: [***]	Title: Vice President
Locations Impacted: Work From Home Agents
Requested Implementation Date: April 17, 2015
Estimated Hours: (LOE)	X Billable ☐Non-Billable	Billing Rate/Hour: See below
Fixed Fee Cost (if applicable) – N/A
Type of Change: Comcast and Vendor agree to revise SOW #5 as set forth below. Unless specifically provided in this Change Management Form, all other terms of SOW #5 remain unchanged.
Scope of Change:	☒Minor (Anything within current contract)	☐Major (may require contract amendment) MUST BE REVIEWED BY Business and/or P&L Owner
Area(s) of Change
Accounting/Payroll	Network
Data Processing	Resource Planning
General Facilities	Quality Assurance
Human Resources	Telecom
IT/BI	Training
Operations	Recruiting
Other: Forecasts

The parties for good and valuable consideration, the receipt of which is hereby acknowledged, hereby agree to amend SOW #5 as follows:

1.	Section 6.1 titled “Forecasts” is hereby deleted in its entirety and is replaced with the following:

6.1           Forecasts.  Comcast will prepare forecasts as set forth below.  Productive Hours shall mean the total number of hours spent by Vendor’s personnel assigned to provide the Services in talk time, hold time, available time, and wrap up time.  Unless otherwise agreed to by the parties, each forecast will include the Productive Hours Vendor will be required to deliver during the Hours of Operation specified below, using an estimated average handle time (“AHT”) of [***] minutes and number of full time equivalent personnel (“FTE”) to fulfill the Productive Hours ( “Forecast”).  The parties may work together to revise a planning model for staffing FTE, AHT and other assumptions that support the delivery of Productive Hours (the “Staffing Plan”).  Initially, the Staffing Plan shall be as set forth in the table below, with Vendor delivering not less than the minimum number of billable hours specified for each weekly period during the Hours of Operation specified below, subject to the maximum number of billable hours specified for each such weekly period.  Any changes to the Staffing Plan will be mutually agreed to in writing (including e-mail) referencing this document.

Week	Date	Minimum Productive Hours	Maximum Productive Hours	Hours of Operation
1	6-Apr	[***]	[***]	[***]
2	13-Apr	[***]	[***]	[***]
3	20-Apr	[***]	[***]	[***]
4	27-Apr	[***]	[***]	[***]
5	4-May	[***]	[***]	[***]
6	11-May	[***]	[***]	[***]
7	18-May	[***]	[***]	[***]
8	25-May	[***]	[***]	[***]
9	1-May	[***]	[***]	[***]
10	8-Jun	[***]	[***]	[***]
11	15-Jun	[***]	[***]	[***]
12	22-Jun	[***]	[***]	[***]
13	29-Jun	[***]	[***]	[***]
14	6-Jul	[***]	[***]	[***]
15	13-Jul	[***]	[***]	[***]
16	20-Jul	[***]	[***]	[***]

Comcast Authorization
Comcast Representative’s Signature              /s/ Joy Park

Print Name Joy Park                                          Date 6/30/15

Support.com Authorization
Support.com Representative’s Signature     /s/ Roop K. Lakkaraju

Print Name Roop K. Lakkaraju                       Date 5/5/15

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION ***